Exhibit 99.1

UserTesting Reports First Quarter 2022 Financial Results
Record First Quarter Revenue of $45.9 million, up 47% year-over-year

San Francisco, May 4, 2022, UserTesting, Inc. (NYSE: USER), a leader in video-based human insight, today announced financial results for the first quarter ended March 31, 2022.

“We posted strong first quarter results including record total revenue growing 47% year-over-year,” said Andy MacMillan, CEO of UserTesting. “The demand for video-based human insights continues to be strong. We see a large opportunity for every company who delivers a customer experience to leverage human insights.”

First Quarter 2022 Financial Highlights:

•Revenue: Total revenue was $45.9 million, up 47% year-over-year. Subscription revenue was $43.2 million, up 51% year-over-year. Excluding an accounting adjustment relating to sales tax that resulted in a $1.3 million increase in subscription revenue in the first quarter, total revenue would have been $44.6 million, up 43% year-over-year and subscription revenue would have been $41.9 million, up 46% year-over-year.
•Operating Loss and Margin: GAAP operating loss was $(15.0) million, or (33)% of total revenue, compared to $(12.2) million, or (39)% of total revenue, in the same period last year. Non-GAAP operating loss was $(8.9) million, or (19)% of total revenue, compared to $(11.1) million, or (35)% of total revenue, in the same period last year.
•Net Loss: GAAP net loss was $(15.2) million, or $(0.11) per share, compared to $(12.4) million, or $(0.69) per share, in the same period last year. Non-GAAP net loss was $(9.0) million, or $(0.06) per share, compared to $(11.3) million, or $(0.62) per share, in the same period last year.
•Cash Flow: Net cash used in operations was $(15.5) million, compared to $(10.8) million in the same period last year. Free cash flow was $(15.8) million, compared to $(11.3) million in the same period last year.
•Cash and Cash Equivalents: Cash and cash equivalents were $163.0 million as of March 31, 2022.

Recent Highlights:

•Recent new wins and growth deals included British Airways Corporation, Canada Post, DocuSign, FullStory, HP, Parkland Fuel, ServiceNow, Volvo Cars, and WM.
•UserTesting named a leader by G2 in six categories, earned a Silver Stevie Award for Sales and Customer Service, and named an Atlanta Journal-Constitution Top Workplace.
•UserTesting and FORTUNE Brand Studio surveyed 200 global CEOs to understand the role customer empathy plays in overall business success. 79% stated customer empathy fuels financial performance.
•Introduced new product templates that help companies better understand human interactions with connected devices and the Internet of Things (IoT).
•Published the ninth annual 2022 CX Industry Report revealing a strong global demand for human insight to drive customer empathy and understanding.
•UserTesting named Jeff Solomon as first Country Manager for UserTesting Canada.

Financial Outlook:

For the second quarter ending June 30, 2022, UserTesting currently expects:

•Total revenue between $46.5 million and $47.5 million.
•Non-GAAP operating margin between (30.0%) and (32.0%).
•Non-GAAP net loss per share of $(0.10) assuming 143.5 million weighted-average shares outstanding(1).

For the full year ending December 31, 2022, UserTesting currently expects:

•Total revenue between $197.0 million and $201.0 million.
•Non-GAAP operating margin between (27.0%) and (29.0%).
•Non-GAAP net loss per share between $(0.37) and $(0.39) assuming 145.0 million weighted-average shares outstanding(1).
____________
(1) Includes the impact of (i) the issuance of shares of common stock by UserTesting in its initial public offering, and (ii) the conversion of all then outstanding shares of convertible preferred stock into shares of common stock in connection with the initial public offering, in the weighted-average shares calculation weighted from the date of the initial public offering.

The guidance provided above are forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating loss margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and free cash flow margin are non-GAAP financial measures. Additional information on UserTesting’s reported results, including a reconciliation of the non-GAAP financial measures to their most comparable GAAP measures, is included in the financial tables below. Our definition for each non-GAAP measure used is provided below, however a limitation of non-GAAP financial measures is that they do not have uniform definitions. Accordingly, our definitions for non-GAAP measures used will likely differ from similarly titled non-GAAP measures used by other companies thereby limiting comparability. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash and cash equivalents balance for a given period.

With regards to the non-GAAP guidance provided above, a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to UserTesting’s results computed in accordance with GAAP.

A supplemental financial presentation and other information can be accessed through UserTesting’s investor relations website at https://ir.usertesting.com.

Lock-Up Release

Pursuant to the terms of the lock-up agreements entered into by the UserTesting’s directors, executive officers and its stockholders with the underwriters of the UserTesting’s initial public offering, any remaining securities subject to lock-up restrictions under such agreements will have such restrictions end immediately prior to the opening of trading on May 6, 2022.

The transfer agent and registrar for the UserTesting’s common stock is the American Stock Transfer & Trust Company, LLC.

UserTesting Conference Call

UserTesting will host a conference call today on May 4, 2022 to review its first quarter 2022 financial results and to discuss its financial outlook. The call is scheduled to begin at 1:30pm Pacific Time (4:30pm Eastern Time). Investors are invited to join the webcast by visiting https://ir.usertesting.com/news-events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About UserTesting

UserTesting (NYSE: USER) has fundamentally changed the way organizations get insights from customers with fast, opt-in feedback and experience capture technology. The UserTesting® Human Insight Platform taps into our global network of real people and generates video-based recorded experiences, so anyone in an organization can directly ask questions, hear what users say, see what they mean, and understand what it’s actually like to be a customer. Unlike approaches that track user behavior then try to infer what that behavior means, UserTesting reduces guesswork and brings customer experience data to life with human insight. UserTesting has approximately 2,500 customers, including more than half of the world’s top 100 most valuable brands according to Forbes. UserTesting is headquartered in San Francisco, California. To learn more, visit www.usertesting.com.

Forward-Looking Statements

This press release by UserTesting, Inc. (“UserTesting,” the “Company,” “we,” “us,” or similar terms) contains forward-looking statements. These statements may relate to, but are not limited to, our financial outlook for the second quarter and full year 2022, expectations of future operating results or financial performance, market size and growth opportunities, plans for future operations, competitive position, technological capabilities, and strategic relationships, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” and similar expressions. You should not put undue reliance on any forward-looking statements. There are a significant number of factors that could cause our actual results, performance, or achievement to differ materially and adversely from the statements made in this press release, including: intense competition in our market; our ability to attract new customers and renew and expand sales to existing customers; our ability to effectively introduce enhancements to our platform, including new products, services, features, and functionality, that achieve market acceptance or keep pace with technological developments; quarterly fluctuations in operating results; our ability to maintain data privacy and data security; our limited operating history under our current business and pricing models; our ability to effectively manage growth; and other general market, political, economic, and business conditions, including those related to the continuing impact of COVID-19. For more information regarding the risks and uncertainties that could cause actual results, performance, or achievement to differ materially and adversely from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (the “SEC”) filings, including our Annual Report on Form 10-K for the year ended December 31, 2021 filed on March 4, 2022, our Quarterly Report on Form 10-Q to be filed for the quarter ended March 31, 2022, and other filings and reports that we may file from time to time with the SEC, copies of which are available on our website at https://ir.usertesting.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this press release or to reflect new information or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Non-GAAP Financial Measures

To supplement our financial results, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core performance. These non-GAAP measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision- making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance using a management view, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. You should consider non-GAAP results alongside other financial performance measures and results presented in accordance with GAAP. In addition, in evaluating non-GAAP results, you should be aware that in the future we will incur expenses such as those that are the subject of adjustments in deriving non-GAAP results and you should not infer from our non-GAAP results that our future results will not be affected by these expenses or any unusual or non-recurring items.
Non-GAAP gross profit, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share: We define these non-GAAP financial measures as the respective GAAP measures, excluding stock-based compensation expenses, amortization of acquired intangible assets, reversals of prior sales and use tax accruals and related penalties and interest, and the tax impact of the non-GAAP adjustments. We believe it is useful to exclude these expenses in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies and over multiple periods.

Non-GAAP gross margin and non-GAAP operating loss margin: Non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Non-GAAP operating loss margin is calculated as non-GAAP operating loss divided by total revenue. We use these non-GAAP financial measures in conjunction with traditional GAAP measures to evaluate our financial performance.

Free cash flow and free cash flow margin: We define free cash flow as net cash used in operating activities less cash used for purchases of property and equipment and capitalized internal-used software. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that these non-GAAP financial measures are useful indicators of liquidity that provides information to management and investors, even if negative, about the amount of cash generated (or used) in our operations that, after investments in property and equipment, can be used for strategic opportunities and strengthening our balance sheet.

Non-GAAP Supplemental Financial Information

Calculated Billings: We define calculated billings, a non-GAAP financial measure, as total revenue plus the change in contract liabilities from the beginning to the end of the period. We typically invoice our customers annually in advance, and to a lesser extent quarterly in advance, for subscriptions to our platform. Calculated billings in any particular period reflect amounts invoiced to customers.

UserTesting, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue
Subscription	$43,213	$28,682
Professional services	2,639	2,508
Total revenue	45,852	31,190
Cost of revenue
Subscription	7,617	6,617
Professional services	2,182	2,085
Total cost of revenue	9,799	8,702
Gross profit	36,053	22,488
Operating expenses:
Sales and marketing	30,069	18,593
Research and development	11,080	9,769
General and administrative	9,945	6,351
Total operating expenses	51,094	34,713
Loss from operations	(15,041)	(12,225)
Interest income, net	12	40
Other expense, net	(80)	(152)
Loss before provision for income taxes	(15,109)	(12,337)
Provision for income taxes	94	109
Net loss	$(15,203)	$(12,446)
Net loss per share attributable to common stockholders, basic and diluted(1)	$(0.11)	$(0.69)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted(1)	142,487	18,088

(1)     Includes the impact of (i) the issuance of shares of common stock by UserTesting in its initial public offering, and (ii) the conversion of all then outstanding shares of convertible preferred stock into shares of common stock in connection with the initial public offering, in the weighted-average shares calculation weighted from the date of the initial public offering.

Stock-based Compensation Expense

The following table summarizes total stock-based compensation expense included in cost of revenue and operating expenses (in thousands):

	Three Months Ended March 31,
	2022	2021
Cost of revenue:
Subscription	$125	$8
Professional services	184	36
Operating expenses:
Sales and marketing	2,664	300
Research and development	1,306	161
General and administrative	2,998	403
	$7,277	$908

Amortization of Intangible Assets

The following table summarizes total amortization of acquired intangible assets included in cost of revenue and operating expenses (in thousands):

	Three Months Ended March 31,
	2022	2021
Cost of revenue:
Subscription	$21	$162
Operating expenses:
Sales and marketing	—	48
Research and development	43	41
	$64	$251

UserTesting, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$163,018	$178,430
Accounts receivable, net	46,167	47,973
Costs capitalized to obtain revenue contracts, current	8,380	8,116
Prepaid expenses and other current assets	11,202	6,045
Total current assets	228,767	240,564
Property and equipment, net	3,167	3,257
Operating lease right-of-use assets, net	15,117	16,401
Intangible assets, net	576	640
Goodwill	8,785	8,785
Costs capitalized to obtain revenue contracts, non-current	13,012	12,941
Other long-term assets	873	540
Total assets	$270,297	$283,128
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,154	$1,544
Contract liabilities	94,720	90,952
Operating lease liabilities, current	5,315	5,271
Accrued expenses and other current liabilities	13,286	21,799
Total current liabilities	115,475	119,566
Operating lease liabilities, non-current	11,658	12,996
Other long-term liabilities	887	887
Total liabilities	128,020	133,449
Stockholders’ equity:
Preferred stock	—	—
Common stock and capital in excess of par value	360,682	352,881
Accumulated deficit	(218,405)	(203,202)
Total stockholders’ equity	142,277	149,679
Total liabilities and stockholders’ equity	$270,297	$283,128

UserTesting, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(15,203)	$(12,446)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	365	373
Stock-based compensation expense	7,277	908
Provision for allowance for doubtful accounts	120	31
Amortization of costs capitalized to obtain revenue contracts	2,183	1,393
Changes in operating assets and liabilities:
Accounts receivable	1,686	261
Costs capitalized to obtain revenue contracts	(2,518)	(2,471)
Prepaid expenses and other assets	(5,490)	(2,524)
Accounts payable	609	578
Accrued liabilities	(8,382)	(2,580)
Contract liabilities	3,768	5,027
Other liabilities	76	615
Net cash used in operating activities	(15,509)	(10,835)
Cash flows from investing activities:
Purchase of property and equipment	(325)	(436)
Purchase of intangible assets	—	(150)
Net cash used in investing activities	(325)	(586)
Cash flows from financing activities:
Payment of offering costs	(102)	(1,088)
Payment of deferred purchase consideration	—	(1,766)
Proceeds from issuance of common stock upon exercise of stock options	524	479
Net cash provided by (used in) financing activities	422	(2,375)
Net decrease in cash and cash equivalents	(15,412)	(13,796)
Cash and cash equivalents, beginning of period	178,430	96,972
Cash and cash equivalents, end of period	$163,018	$83,176

UserTesting, Inc.
Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin
(dollars in thousands)
(unaudited)

	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Subscription	Professional Services	Total	Subscription	Professional Services	Total
GAAP gross profit	$35,596	$457	$36,053	$22,065	$423	$22,488
GAAP gross margin	82%	17%	79%	77%	17%	72%
Adjustments:
Stock-based compensation expense	125	184	309	8	36	44
Amortization of intangible assets	21	—	21	162	—	162
Non-GAAP gross profit	$35,742	$641	$36,383	$22,235	$459	$22,694
Non-GAAP gross margin	83%	24%	79%	78%	18%	73%

UserTesting, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(dollars in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Sales and Marketing	Research and Development	General and Administrative	Total Operating Expenses
GAAP expenses	$30,069	$11,080	$9,945	$51,094
Adjustments:
Stock-based compensation expense	(2,664)	(1,306)	(2,998)	(6,968)
Amortization of intangible assets	—	(43)	—	(43)
Reversal of sales and use tax accruals, penalties and interest	—	—	1,157	1,157
Non-GAAP expenses	$27,405	$9,731	$8,104	$45,240
Non-GAAP expenses as a % of revenue	60%	21%	18%	99%

	Three Months Ended March 31, 2021
	Sales and Marketing	Research and Development	General and Administrative	Total Operating Expenses
GAAP expenses	$18,593	$9,769	$6,351	$34,713
Adjustments:
Stock-based compensation expense	(300)	(161)	(403)	(864)
Amortization of intangible assets	(48)	(41)	—	(89)
Non-GAAP expenses	$18,245	$9,567	$5,948	$33,760
Non-GAAP expenses as a % of revenue	58%	31%	19%	108%

UserTesting, Inc.
Reconciliation of GAAP to Non-GAAP Operating Loss and Operating Loss Margin
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP operating loss	$(15,041)	$(12,225)
GAAP operating loss margin	(33)%	(39)%
Adjustments:
Stock-based compensation expense	7,277	908
Amortization of intangible assets	64	251
Reversal of sales and use tax accruals, penalties and interest	(1,157)	—
Non-GAAP operating loss	$(8,857)	$(11,066)
Non-GAAP operating loss margin	(19)%	(35)%

UserTesting, Inc.
Reconciliation of GAAP to Non-GAAP Net Loss and Net Loss Per Share
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP net loss	$(15,203)	$(12,446)
Adjustments:
Stock-based compensation expense	7,277	908
Amortization of intangible assets	64	251
Reversal of sales and use tax accruals, penalties and interest	(1,157)	—
Non-GAAP net loss	$(9,019)	$(11,287)

GAAP net loss per share, basic and diluted	$(0.11)	$(0.69)
Adjustments to GAAP net loss per share:
Stock-based compensation expense	0.06	0.06
Amortization of intangible assets	—	0.01
Reversal of sales and use tax accruals, penalties and interest	(0.01)	—
Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.62)
Weighted-average shares used in computing non-GAAP net loss per share, basic and diluted	142,487	18,088

UserTesting, Inc.
Non-GAAP Free Cash Flow Reconciliation
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP net cash used in operating activities	$(15,509)	$(10,835)
Add: Purchases of property and equipment	(325)	(436)
Non-GAAP free cash flow	$(15,834)	$(11,271)
Non-GAAP free cash flow margin	(35)%	(36)%

UserTesting, Inc.
Non-GAAP Supplemental Financial Information
(dollars in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue	$45,852	$31,190
Increase in contract liabilities	3,768	5,027
Calculated billings	$49,620	$36,217
Year-over-year calculated billings growth rate	37%	38%

Investor Relations Contact:
Erica Mannion and Michael Funari
Sapphire Investor Relations, LLC
ir@usertesting.com
617-542-6180
Media Contact:
UserTesting, Inc.
Chris Halcon
chalcon@usertesting.com
415-699-0553